Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

     We,  the  undersigned   Directors  and  Officers  of  The  Black  &  Decker
Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Michael D. Mangan and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004, and any and all amendments thereto.


/s/ NOLAN D. ARCHIBALD              Director, Chairman,        February 17, 2005
----------------------------             President and Chief
    Nolan D. Archibald                   Executive Officer
                                         (Principal Executive
                                         (Officer)

/s/ NORMAN R. AUGUSTINE             Director                   February 17, 2005
----------------------------
    Norman R. Augustine


/s/ BARBARA L. BOWLES               Director                   February 17, 2005
----------------------------
    Barbara L. Bowles


/s/ M. ANTHONY BURNS                Director                   February 17, 2005
----------------------------
    M. Anthony Burns


/s/ KIM B. CLARK                    Director                   February 17, 2005
----------------------------
    Kim B. Clark


/s/ MANUEL A. FERNANDEZ             Director                   February 17, 2005
----------------------------
    Manuel A. Fernandez


/s/ BENJAMIN H. GRISWOLD, IV        Director                   February 17, 2005
----------------------------
    Benjamin H. Griswold, IV


/s/ ANTHONY LUISO                   Director                   February 17, 2005
----------------------------
    Anthony Luiso


/s/ MARK H. WILLES                  Director                   February 17, 2005
----------------------------
    Mark H. Willes

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/s/ MICHAEL D. MANGAN               Senior Vice President      February 17, 2005
----------------------------             and Chief Financial
    Michael D. Mangan                    Officer (Principal
                                         Financial Officer)


/s/ CHRISTINA M. MCMULLEN           Vice President and         February 17, 2005
----------------------------             Controller (Principal
    Christina M. McMullen                Accounting Officer)